Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the QuarterlyReport of Axim Biotechnologies, Inc., a Nevada corporation, (the “Registrant”) on Form 10-Q for the period ended June 30, 2021(the “Report”), I, John W. Huemoeller II, Chief Executive Officer of the Registrant, do hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report, as filed with the Securities and Exchange Commission, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 23, 2021	By:	/s/ John W. Huemoeller II
John W. Huemoeller II Chief Executive Officer (Principal Executive Officer)